Supplement dated April 9, 2020

to the

Prospectuses dated May 1, 2019

for

CWA Advantage IV Variable Annuity

Issued By

Commonwealth Annuity and Life Insurance Company (“Company”)

through its
Commonwealth Annuity Separate Account A

Effective April 30, 2020, the CWA Advantage IV Variable Annuity is closing and will no longer be available for new issues. Premium payments and transfers of sub-account value will continue to be accepted on existing contracts. For existing contract owners, no action is required at this time. Your contract features remain the same.

This Supplement Should Be Retained with Your Prospectus for Future Reference.

ADV4-040920